American Century Investments®
Quarterly Portfolio Holdings
One Choice® Portfolio: Very Conservative
October 31, 2024

One Choice Portfolio: Very Conservative - Schedule of Investments
OCTOBER 31, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 59.9%
Diversified Bond Fund Investor Class	8,646,789	79,204,584
High Income Fund Investor Class	479,982	4,166,246
Inflation-Adjusted Bond Fund Investor Class	4,002,177	42,623,180
Short Duration Fund Investor Class	5,615,426	55,031,173
Short Duration Inflation Protection Bond Fund Investor Class	4,906,960	51,032,380
		232,057,563
Domestic Equity Funds — 23.8%
Focused Large Cap Value Fund Investor Class	2,203,008	24,497,454
Growth Fund Investor Class	200,440	11,559,369
Heritage Fund Investor Class	313,799	8,067,765
Mid Cap Value Fund Investor Class	706,237	11,871,837
Real Estate Fund Investor Class	256,720	7,070,074
Select Fund Investor Class	26,265	3,142,086
Small Cap Growth Fund Investor Class(2)	104,894	2,194,390
Small Cap Value Fund Investor Class	203,602	2,217,229
Sustainable Equity Fund Investor Class	388,959	21,334,400
		91,954,604
International Fixed Income Funds — 16.3%
Emerging Markets Debt Fund Investor Class	889,449	7,933,881
Global Bond Fund Investor Class	6,311,475	55,288,517
		63,222,398
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $360,222,243)		387,234,565
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$387,234,565

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of underlying American Century Investments funds. The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments in the underlying funds are valued at their reported NAV.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Diversified Bond Fund	$77,475	$3,289	$760	$(798)	$79,206	8,647	$(91)	$853
High Income Fund	6,513	194	2,833	292	4,166	480	(242)	77
Inflation-Adjusted Bond Fund	43,351	—	997	269	42,623	4,002	(94)	—
Short Duration Fund	56,826	651	2,657	211	55,031	5,615	(148)	652
Short Duration Inflation Protection Bond Fund	50,905	—	366	493	51,032	4,907	3	—
Focused Large Cap Value Fund	23,684	112	—	702	24,498	2,203	—	112
Growth Fund	9,994	1,178	—	387	11,559	200	—	—
Heritage Fund	8,187	—	490	371	8,068	314	154	—
Mid Cap Value Fund	12,146	45	312	(7)	11,872	706	114	45
Real Estate Fund	6,527	117	—	426	7,070	257	—	29
Select Fund	3,312	—	217	47	3,142	26	38	—
Small Cap Growth Fund(3)	2,467	—	226	(47)	2,194	105	46	—
Small Cap Value Fund	2,480	5	105	(163)	2,217	204	64	5
Sustainable Equity Fund	21,477	—	307	164	21,334	389	241	—
Emerging Markets Debt Fund	8,160	90	432	116	7,934	889	(54)	89
Global Bond Fund	55,934	—	1,175	530	55,289	6,311	(134)	—
	$389,438	$5,681	$10,877	$2,993	$387,235	35,255	$(103)	$1,862
(1)Underlying fund investments represent Investor Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.